BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Managed Volatility V.I. Fund

(the “Fund”)

Supplement dated May 30, 2018 to the

Statement of Additional Information dated May 1, 2018, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The third and fourth paragraphs in the section entitled “I. Investment Objectives and Policies — Regulation Regarding Derivatives” in Part I of the Fund’s Statement of Additional Information are deleted in their entirety and replaced with the following:

Due to BlackRock Managed Volatility V.I. Fund’s, BlackRock Total Return V.I. Fund’s and BlackRock U.S. Government Bond V.I. Fund’s potential use of CFTC Derivatives above the prescribed levels, however, each of BlackRock Managed Volatility V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund will be considered a “commodity pool” under the CEA. Accordingly, BlackRock, the adviser of BlackRock Managed Volatility V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund, has registered as a “commodity pool operator” and is subject to CFTC regulation in respect of such Funds.

BlackRock Global Allocation V.I. Fund and BlackRock High Yield V.I. Fund may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BlackRock (which for purposes of the no-action letter referenced below may include certain securitized vehicles, mortgage real estate investment trusts and/or investment companies that may invest in CFTC Derivatives), and therefore may be viewed by the CFTC as commodity pools. BlackRock has no transparency into the holdings of these underlying funds because they are not advised by BlackRock. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BlackRock, the adviser of BlackRock Global Allocation V.I. Fund and BlackRock High Yield V.I. Fund, has filed a claim with the CFTC for such Funds to rely on this no-action relief. Accordingly, BlackRock is not subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Funds.

Shareholders should retain this Supplement for future reference.

SAI-VARMV-0518SUP